Exhibit 10.6

                    AGREEMENT made this 1st day of May, 1987.

B E T W E E N:

                         PAFCO GENERAL INSURANCE COMPANY

                    (hereinafter designated as the "Company")


                                     - and -


                        SYMONS INTERNATIONAL GROUP, INC.

                    (hereinafter designated as the "Manager")




                  IN   CONSIDERATION   of  the  mutual  covenants  and  premises
contained herein the parties hereto agree.


1. The Company hereby grants to the Manager authority to act on behalf of the Company in all States of United States of America in which the Company carries on business to receive and accept proposals for insurance covering such classes of risks as set out in Addendum "A" attached hereto and forming part of this contract as may from time to time be amended.


2. The Manager has full authority and responsibility to collect and receive on behalf of the Company payments for premiums for such insurance but all such payments shall be made payable to the Company.


3. The Company hereby grants to the Manager authority to, on behalf of the Company, receive and accept proposals for contracts, to appoint adjusters, adjust and settle claims on

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behalf of the  Company  and to do all those  things  required  to be done by the
Company in fulfilling its obligations to the public, the Department of Insurance or other government bodies.

4. The powers granted by the Company to the Manager hereunder are on an exclusive basis and during the currency of this Agreement the Company shall not act on its own in respect of any matter delegated to the Manager hereunder.

5. In consideration of the Manager performing its duties hereunder and as compensation for such business as is placed with the Company, the Company agrees that out of premiums so collected, delivered and deposited to the account of the Company, the Company shall pay to the Manager fees at rates as set out in Addendum "A" attached hereto or as may from time to time be amended in writing.

6. The Company hereby appoints and constitutes the Manager as its legally designated Manager throughout the United States of America and hereby conveys and confers to the Manager the powers authorizing him to take all the actions necessary so as to enable the Manager to perform its duties hereunder.

7. Particularly, but without limitation, the Manager is hereby empowered to, on behalf of the Company:

                  (a) receive, demand, seize, institute proceedings for recovery and recover any and all premiums, debts or other sums which are presently or which shall become in the future due and payable to the Company provided
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                                       -3-

                           that, in respect to all premiums, payments shall be made directly to the Company and in respect to all other debts or sums recovered shall be paid forthwith to the account of the Company;

                  (b) open and maintain, in the name of the Company, one or several accounts in any bank or trust company and draw on such accounts for and on behalf of the Company and, to that end, endorse cheques and bills of exchange so as to effect deposits in said accounts in the name and on behalf of the Company; but it is expressly stipulated that the Manager does not have the authorization to overdraw or to negotiate and/or obtain a loan, on pledged security or otherwise, or pay any sum on its own account without a special authorization from the Company;

                  (c) receive and/or cash and deposit forthwith to the account of the Company any dividend, interest or other sums of money related to or connected with securities forming a part of the activity of the Company in the United States of America whether provided by law or as a result of contracts or trusts or otherwise, within the limits authorized by law;

                  (d) solicit authorizations of any Department of Insurance or other governmental bodies and solicit the renewal and modification of such authorizations and, to this end, constitute
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                                       -4-

                           deposits of securities or other properties, as may be required, and draw up and execute, on behalf of the Company, all required documents to that end and also:

                           (i) solicit, if need be, the arbitration of a civil servant of the Department of Insurance or other civil servant;

                           (ii) draw up and execute, on behalf of the Company, any declaration as to its solvency or any other document required by law;

                           (iii) generally, to that end, do whatever is necessary and draw up and execute any other document which may be required from the Company.

                  (e) establish and verify the annual accounts and other financial documents required by the laws and regulations of any jurisdiction in the territory of which the American branch of the Company is authorized to do business, in addition to any other documents and reports required to be furnished pursuant to such laws and regulations; and in the event that it will be necessary that such reports or documents be drawn up by two persons, appoint an agent in such territory as representative of the Company with the necessary powers to establish such reports or documents;
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                                       -5-

                  (f) Communicate with the Department of Insurance in the State of Indiana or of any state, territory, or district therein or thereof or with any other persons any such state, territory or district, as provided by law and, on behalf of the Company, accept and acknowledge the receipt of service of a notice or proceeding of any kind, either provisional or definitive in any judicial proceeding against the Company, in any Court of Justice of the United States of America or of any state, territory or district therein of thereof, and appoint and admit, on behalf of the Company that a decision taken by the Department of Insurance or other qualified person be considered as valid and obligatory and binding upon the Company pursuant to the laws and customs of the United States of America or of the states, territories or districts therein or thereof.

8. The parties agree that all books and records relating to the Company's business including those maintained for its and on its behalf by the Manager shall remain the property of the Company and shall be kept at the Company's head office. Furthermore, all business effected on the Company's account by the Manager shall be the property of the Company and the Manager shall have no rights thereto except in accordance with this Agreement.

9. The Company agrees to hold the Manager harmless and to indemnify the Manager in respect to all claims including the cost of defense arising out of loss to policy holders

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                                       -6-

caused directly by the Company's error in the processing or handling of policies and further agrees to hold the Manager harmless and indemnify the Manager for actions of the Company which result in loss or damage to the Manager.

10. The Manager is an agent of the Company and the Company agrees to indemnify the Manager for all actions taken by the manager on behalf of the Company in accordance with its duties hereunder.

11. This Agreement shall be for a period of five years commencing on the date first written above and shall be automatically renewed for further periods of three years each unless a notice in writing to the contrary shall have been sent by either party to the other by prepaid mail at least sixty days prior to December 31 of the end of the term or any renewals. Notwithstanding the foregoing, either party may terminate this agreement upon sixty days notice in writing delivered by prepaid mail to the other party.

12. Any notice required or permitted hereunder shall be deemed to be validly sent if sent to the following addresses:

                  (a)      In the case of the Company:

                           4720 Kingsway Drive
                           Indianapolis, Indiana 46205


                  (b)      In the case of the Manager:

                           4720 Kingsway Drive
                           Indianapolis, Indiana 46205
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                                       -7-

Any such notice addressed as aforesaid and sent by prepaid mail shall be conclusively deemed to have been received on the fifth business day after such mailing. Either of the parties may advise the other in writing of any change of address by the giving of notices.

13. It is expressly understood and covented that the Manager shall not in any way assign, cede or transfer this Agreement without the written consent of the Company.

14. This Agreement shall be governed by the laws of the State of Indiana.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement by officers duly authorized in that behalf.


                                            PAFCO GENERAL INSURANCE COMPANY



                                            PER: /s/Alan G. Symons
                                                 -----------------------------


                                            SYMONS INTERNATIONAL GROUP, INC.



                                            PER:  /s/ Alan G. Symons
                                                 -----------------------------

Dated at Toronto,
this 14th day of October,
1987.


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                                   ADDENDUM A

                          SCHEDULE OF CLASSES AND FEES


                  The Manager shall receive fees for the business placed with the Company in accordance with the following:


         CLASS                                     FEES
                                        (% of Gross Written Premiums)

Automobile                             Agents commission plus 23.5% not
                                       to exceed 38.5% in total.

Property                               Agents commission plus 23.5% not
                                       to exceed 38.5% in total.

Liability                              Agents commission plus 23.5% not
                                       to exceed 38.5% in total.

Accident & Sickness                   Agents commission plus 23.5% not to
                                       exceed 38.5% in total.

                  When the Manager has elected to place reinsurance on behalf of the Company, the reinsurance shall have a ceding commission payable to the Company of at least the commission payable to the Manager plus taxes plus the agents' commissions or the commission payable to the Manager shall be reduced proportionate to the amount of the commission for reinsurance.